SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                                   May 5, 2003


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


     Delaware                     0-25400                    75-2421746
  ---------------              -------------             -----------------
  (State or other               (Commission              (I.R.S. Employer
  jurisdiction of               File Number)             Identification No.)
  incorporation)

                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     On May 5, 2003, Daisytek International Corporation ("Daisytek") issued a press release, filed herewith as Exhibit 99.1, announcing that the Board of Directors of Daisytek has accepted the resignations of two Daisytek senior executives. James R. Powell stepped down as President and Chief Executive Officer, a position he had held since early 2000. Powell ceded his position on the Board of Directors as well. Ralph Mitchell, Executive Vice President and Chief Financial Officer, also resigned for personal reasons. Dale A. Booth, who had been serving as Executive Vice President and Chief Operations Officer, was named Interim President and Chief Executive Officer. Booth is expected to name a new Chief Financial Officer within days. John D. Kearney, Sr. was named Executive Vice President and Chief Restructuring Officer.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired

    Not applicable

(b) Pro forma financial information

    Not applicable

(c) Exhibits

    99.1 Press Release dated May 5, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DAISYTEK INTERNATIONAL CORPORATION


                                  By:   /s/    JOHN D. KEARNEY, SR.
                                     -----------------------------------------
                                      John D. Kearney, Sr.
                                      Acting Chief Financial Officer

Dated:  May 6, 2003

                                Index to Exhibits


         Exhibit
         Number            Description
         -------           -----------

         99.1              Press Release dated May 5, 2003.